SUPPLEMENT Dated December 17, 2013
To the Current Prospectus For:

ING Marathon Plus (ILIAC)
ING Marathon Plus (IICA)

Issued by ING Life Insurance and Annuity Company
Through Its Variable Annuity Account B and Its Variable Annuity Account I

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our
Customer Service Center at 1-800-366-0066.

IMPORTANT INFORMATION REGARDING UPCOMING INVESTMENT PORTFOLIO CHANGES

Please Note: The following information only affects you if you currently invest in or plan to invest in a subaccount that corresponds to the investment portfolios referenced below.

CHANGES TO THE ING PIMCO HIGH YIELD PORTFOLIO

Effective on or about the close of business on February 4, 2014:

The ING PIMCO High Yield Portfolio will:
· Change its name to ING High Yield Portfolio;
· Change its investment subadviser to ING Investment Management Co. LLC; and
· Change its investment objective to “Seeks to provide investors with a high level of current income and total return.”

As of the date noted above, all references in the prospectus are updated accordingly.

INFORMATION REGARDING THE ADDITION OF AN INVESTMENT OPTION

Effective on or about the close of business on February 7, 2014, the following portfolio will be added as an available investment option under your contract:
ING Global Perspectives Portfolio (Class ADV)
Investment Objective: Seeks total return.
Investment Adviser: ING Investments, LLC
Investment Subadviser: ING Investment Management Co. LLC

X.MARP-13GW	Page 1 of 2	December 2013

REORGANIZATIONS OF INVESTMENT PORTFOLIOS

The Board of Trustees of ING Investors Trust has approved separate proposals to reorganize the following
“Merging Portfolios” with and into the following “Surviving Portfolios.” The proposed reorganizations are subject to approval by the shareholders of each Merging Portfolio. If shareholder approval is obtained, it is expected each reorganization will be effective on or about the close of business on the Merger Date shown below.

Merging Portfolios	Surviving Portfolios	Merger Date

ING American Funds International	ING International Index Portfolio	March 14, 2014
Portfolio	(Class I)
ING American Funds Asset Allocation	ING Invesco Equity and Income Portfolio
Portfolio	(Class I)	March 14, 2014

ING American Funds World Allocation	ING Global Perspectives Portfolio	March 14, 2014
Portfolio (Class S)	(Class ADV)

ING PIMCO Total Return Bond Portfolio	ING Intermediate Bond Portfolio	March 21, 2014
(Class S)	(Class I)

Prior to the reorganization, the ING PIMCO Total Return Bond Portfolio will be renamed the ING Total
Return Bond Portfolio and change its investment subadviser to ING Investment Management Co. LLC effective on or about the close of business on February 4, 2014.

On the effective reorganization dates noted above, a shareholder of each given Merging Portfolio will become a shareholder of the corresponding Surviving Portfolio. Each shareholder will thereafter hold shares of the corresponding Surviving Portfolio having equal aggregate value as shares of the Merging Portfolio, and the Merging Portfolio will no longer be available under the contract.

Prior to the reorganizations, you may reallocate your contract value in each Merging Portfolio to another investment portfolio or fixed option currently available under the contract. This reallocation will neither count as a transfer for purposes of our Excessive Trading Policy nor be subject to a transfer charge under the contract. Contract value remaining in each Merging Portfolio on the reorganization date will be placed in the corresponding Surviving Portfolio. Unless you provide us with alternative allocation instructions, after the reorganization date all future allocations directed to a given Merging Portfolio will be automatically allocated to the corresponding Surviving Portfolio. You may provide alternative instructions by calling our
Customer Service Center.

As of the dates noted above, all references in the prospectus to the Merging Portfolios are deleted. For more information please refer to your prospectus or call our Customer Service Center.

X.MARP-13GW	Page 2 of 2	December 2013